GOODWILL	12 Months Ended
Dec. 31, 2024
Goodwill Abstract
GOODWILL
NOTE 7 - GOODWILL

All the Company’s goodwill relates to its airport security segment. The change in goodwill during the year is as follows:

	2024	2023
Balance as of the beginning of the year	$668	$646
Goodwill acquired during the year	-	-
Impairment losses	-	-
Exchange rate effect	(35)	22
Balance as of the end of the year	$633	$668

At December 31, 2024 and 2023, the Company performed qualitative assessments to determine if it was more likely than not that the fair value of the reporting units exceeded carrying values, including goodwill. The qualitative assessments indicated that it was more likely than not that the fair value exceeded the carrying value of the reporting unit.

During the years ended on December 31, 2024, 2023 and 2022, the Company did not recognize any impairment charges.